SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                  FORM 8-K/A

                           AMENDMENT NO. 1 TO FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

         Date of Report (Date of Earliest Event Reported): May 21, 1997

                         American Tax-Exempt Bond Trust
                         ------------------------------
               (Exact Name of Registrant as Specified in Charter)

                            Delaware (Business Trust)
                            -------------------------
                 (State or other Jurisdiction of Incorporation)


        0-28340                                         13-7033312
        -------                                         ----------
(Commission File Number)                    (IRS Employer Identification Number)

                     625 Madison Avenue, New York, NY 10022
                     --------------------------------------
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (212) 421-5333

                                 Not Applicable
 ------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report



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Item 2.  Acquisition or Disposition of Assets

LEXINGTON TRAILS APARTMENTS

General
-------

On May 7, 1997, the American Tax Exempt Bond Trust (the "Trust") purchased tax-exempt First Mortgage Bonds (as herein referred to as the "Lexington Trails Bonds") in an aggregate principal amount of $4,900,000 to fund the purchase of Lexington Trails Apartments. The Lexington Trails Bonds were issued by the Harris County Housing Finance Corporation (the "Issuer") and secured by a first deed of trust and mortgage loan on Lexington Trails Apartments (the "Project" or "Lexington Trails"), a development consisting of 200 apartment units in Houston, Texas. Lexington Trails is owned and operated by Lexington Trails-American Housing Foundation, Inc. (the "Borrower"), which is not affiliated with the Trust or its manager (the "Manager").

In making this acquisition, the Trust utilized $5,568,182 of its gross proceeds ("Gross Proceeds") from its public offering (including fees and expenses) which represents 19% of the Gross Proceeds raised.

As required by the Trust Agreement, the Trust has received an MAI appraisal which indicates that the principal amount of the Lexington Trails Bonds is less than 85% of the appraised value of the Project. It should be recognized that appraised values are opinions and, as such, may not represent the true worth or realizable value of the property being appraised.

Payment Terms
-------------

The Lexington Trails Bonds bear a fixed rate of 9.0%, payable monthly in arrears.

The term of the Lexington Trails Bonds is twenty-five years. The Trust has the right to put the Lexington Trails Bonds upon six months notice after the tenth year. The principal of the Lexington Trails Bonds will be payable upon sale or refinancing of the Project. Prepayment, in whole or in part, will be prohibited during the first five years following the acquisition of the Lexington Trails Bonds. Prepayment in whole will be permitted thereafter subject to the payment of a premium. If prepaid during the sixth year, the premium is equal to 4% of the principal amount of the Lexington Trails Bonds outstanding at the time of prepayment. Thereafter, the premium will be reduced by 1% per year until the tenth year, when there will be no prepayment premium payable.

Management Agent
----------------

Asset Plus Management ("Asset Plus") is and is expected to continue to be the property manager for an annual fee of 3.5% of gross rental revenues. Asset Plus is not affiliated with the Manager.

Description of the Property
---------------------------

Lexington Trails Apartments is a 200 unit garden community consisting of 28 two-story brick and wood-sided pitched-roofed buildings on ten acres. The property was constructed in 1973 and substantially rehabilitated in 1995-1996.

Property amenities include: outdoor swimming pools (2), playground, central laundry (2 buildings), perimeter fence and access gates, jacuzzi, picnic area, and management office. Individual units feature: central air, walk-in closets, full kitchen appliance package, fireplaces, private balcony/patio, w/d connections, and ceiling fans.



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As part of the Trust's purchase of the Lexington Trails Bonds, $509,921 has been deposited into separate accounts under the control of the bond trustee to fund certain capital improvements and reserves. Release of funds in those accounts requires the approval of the Trust.

Lease terms on the apartment units of Lexington Trails range from six to twelve months. The type and number of apartments together with their projected monthly rents are as follows:

                                       Approximate                 Projected
   Type               Units            Square Feet               Monthly Rent
   ----               -----            -----------               ------------
 1BR/1BA               16                  717                       $375
 2BR/1BA               16                  829                       $430
 2BR/2BA                8                  995                       $475
2BR/1.5BA              80                 1,133                      $500
 3BR/2BA               48                 1,274                      $560
 3BR/2BA               32                 1,373                      $620

The occupancy rate of Lexington Trails was 94% as of March 1997.

Rent Regulations
----------------

The Project is subject to the Issuer's rent regulations which require that 20% of unit be set aside for tenants at 50% of the area median income (adjusted for family size), 75% of the units be set aside for tenants at 80% of the area median income (without adjustment for family size), and 90% of the units be set aside for tenants with incomes not greater than $56,465 (adjusted annually by CPI).

Location and Market
-------------------

Lexington Trails is located at 6200 West Tidwell Road in the northwestern portion of the City of Houston, Texas along the Northwest Freeway (U.S. 290) corridor. The Houston Central Business District is located about ten miles southeast of the site. The neighborhood is considered 65% to 70% developed at present and represents one of the more rapidly growing areas of Houston.

Competition
-----------

There are seven apartment complexes in the area that compete directly with Lexington Trails. They are comparable in unit mix, rental rates, property amenities, and age. These buildings vary in size from 200 units to 492 units and the average occupancy as of February 1997 was 93.7%.

Real Estate Taxes
-----------------

It is estimated that annual real estate taxes with respect to Lexington Trails will be $72,104.

Fees
----

In connection with the selection and acquisition of the Lexington Trails Bonds, the Manager did not receive any Mortgage Placement Fees from the Borrower. However, the Manager is entitled to receive from the Trust a Bond Selection Fee equal to (i) $111,363, or 2% of the Gross Proceeds and (ii) an Acquisition Expense Allowance equal to $55,682, or 1% of the Gross Proceeds.




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Item 7.       Financial Statements, Pro Forma Financial Information
              and Exhibits.


(a)      Financial Statements
         --------------------

         The following financial statements are included in compliance with Staff Accounting Bulletin Number 71/71a.



                    [WELENKEN, HIMMELFARB & CO. LETTERHEAD]




                          LEXINGTON TRAILS APARTMENTS

                     HISTORICAL SUMMARY OF GROSS INCOME AND
                           DIRECT OPERATING EXPENSES

                          YEAR ENDED DECEMBER 31, 1996


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                    [WELENKEN, HIMMELFARB & CO. LETTERHEAD]


                          LEXINGTON TRAILS APARTMENTS
                               TABLE OF CONTENTS


                                                                            Page

INDEPENDENT AUDITORS' REPORT                                                  1

HISTORICAL SUMMARY OF GROSS INCOME AND
  DIRECT OPERATING EXPENSES                                                   2

    Notes to Historical Summary of Gross Income and
      Direct Operating Expenses                                               3


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                     [WELENKEN, HIMMELFARB & CO. LETTERHEAD]


                          INDEPENDENT AUDITORS' REPORT
                          ----------------------------

Board of Directors
West Tidwell Realty Trust
Springfield, Massachusetts

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses of Lexington Trails Apartments for the year ended December 31, 1996. This historical summary is the responsibility of the Apartment's management. Our responsibility is to express an opinion on the historical summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the historical summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the historical summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the historical summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying historical summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note B and is not intended to be a complete presentation of the Apartments' income and expenses.

In our opinion, the historical summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in Note B for the year ended December 31, 1996, in conformity with generally accepted accounting principles.

/s/ Welenken Himmelfarb & Co.
WELENKEN HIMMELFARB & CO.
Certified Public Accountants

Louisville, Kentucky
April 22, 1997

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                    [WELENKEN, HIMMELFARB & CO. LETTERHEAD]


                          LEXINGTON TRAILS APARTMENTS
                     HISTORICAL SUMMARY OF GROSS INCOME AND
                           DIRECT OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1996


GROSS INCOME:
   Rental income                                                        $708,770
   Other income                                                           57,636
                                                                        --------

                                                                         766,406
                                                                        --------

DIRECT OPERATING EXPENSES
   Administrative                                                        176,407
   Operating and maintenance                                             180,523
   Utilities                                                             169,458
   Real estate taxes and insurance                                       126,868
                                                                        --------

                                                                         653,256
                                                                        --------

EXCESS OF GROSS INCOME OVER DIRECT
  OPERATING EXPENSES                                                    $113,150
                                                                        ========

See Notes to Historical Summary of Gross Income and Direct Operating Expenses.

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                    [WELENKEN, HIMMELFARB & CO. LETTERHEAD]


                          LEXINGTON TRAILS APARTMENTS
                NOTES TO HISTORICAL SUMMARY OF GROSS INCOME AND
                           DIRECT OPERATING EXPENSES
                          YEAR ENDED DECEMBER 31, 1996



A.   ORGANIZATION

     West Tidwell Realty Trust was created on October 20, 1995. The trust owns and operates Lexington Trails Apartments, a 200 unit apartment complex in Houston, Texas.

B.   BASIS OF PRESENTATION

     The accompanying Historical Summary was prepared for the purpose of complying with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission and is not intended to be a complete presentation of the Apartment's income and expenses. Accordingly, the Historical Summary includes the income and direct operating expenses of Lexington Trails Apartments, and excludes depreciation, amortization, interest and other financing charges.


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(b)      Pro Forma Financial Information
         -------------------------------

                 UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL DATA

The following tables of unaudited pro forma consolidated data of the Trust have been prepared from the historical consolidated financial statements of the Trust, as adjusted to give effect to a significant acquisition (the purchase of tax-exempt First Mortgage Bonds, hereinafter referred to as the "Lexington Trails Bonds"). The accompanying pro forma balance sheet of the Trust has been prepared as if this investment had been consummated on March 31, 1997. The accompanying pro forma statements of income and other financial data for the year ended December 31, 1996 and the three months ended March 31, 1997 have been prepared as if the investment had been consummated as of January 1, 1996 and January 1, 1997, respectively. The unaudited pro forma financial data does not purport to be indicative of what the results of the Trust would have been had the transactions been completed on the dates assumed, nor is such financial data necessarily indicative of the results of operations of the Trust that may exist in the future. The unaudited pro forma financial data must be read in conjunction with the Notes therein and with the historical Consolidated Financial Statements and the related Notes of the Registrant.


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              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                      FOR THE YEAR ENDED DECEMBER 31, 1996

                                                      Pro Forma        Pro Forma
                                         Historical  Adjustments         Total
                                         ----------  -----------      ----------
Revenues:
     Interest Income:
         First Mortgage Bonds            $1,127,980   $ 441,000  (a)  $1,556,289
                                                        (12,691) (b)
         Tax-Exempt Securities                2,054          --            2,054
         Marketable Securities              262,381    (171,500) (d)      90,881
                                         ----------   ---------       ----------

         Total revenues                   1,392,415     256,809        1,649,224
                                         ----------   ---------       ----------

Expenses:
     General and administrative              68,013          --           68,013
     General and administrative-
         related parties                    139,007          --          139,007
     Loan serving fees                       37,946      12,250  (c)      50,196
     Amortization of organization costs      10,000          --           10,000
                                         ----------   ---------       ----------
         Total expenses                     254,966      12,250          267,216
                                         ----------   ---------       ----------

         Net income                      $1,137,449   $ 244,559       $1,382,008
                                         ==========   =========       ==========

Allocation of Net Income:
     Shareholders                        $1,067,015   $ 217,858       $1,284,873
     Manager                                 10,778       2,201           12,979
     Special distributions to Manager        59,656      24,500  (e)      84,156
                                         ----------   ---------       ----------
     Net income                          $1,137,449   $ 244,559       $1,382,008
                                         ==========   =========       ==========

     Net income per weighted
         average share-shareholders      $     0.89   $    0.18       $     1.07
                                         ==========   =========       ==========


           NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF
                  INCOME FOR THE YEAR ENDED DECEMBER 31, 1996

(a) Represents interest income on the Lexington Trails Bonds for the period 1/1/96 - 12/31/96.

(b) Represents amortization of loan origination costs associated with the Lexington Trails Bonds for the period 1/1/96 - 12/31/96.

(c) Represents loan servicing fees for the Lexington Trails Bonds for the period 1/1/96 -12/31/96.

(d) Represents reduction in interest income resulting from the use of proceeds to purchase the Lexington Trails Bonds on 1/1/96.

(e) Represents the accrued special distribution to Manager associated with the Lexington Trails Bonds for the period 1/1/96 -12/31/96.


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              UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF INCOME
                    FOR THE THREE MONTHS ENDED MARCH 31, 1997


                                                      Pro Forma       Pro Forma
                                         Historical  Adjustments        Total
                                         ----------  -----------      ---------
Revenues:
     Interest Income:
         First Mortgage Bonds             $338,002    $ 110,250 (e)   $445,079
                                                --       (3,173)(c)         --
         Tax-Exempt Securities               1,274           --          1,274
         Marketable Securities              72,742      (42,875)(d)     29,867
                                          --------    ---------       --------
         Total revenues                    412,018       64,202        476,220
                                          --------    ---------       --------

Expenses:
     General and administrative             29,744           --         29,744
     General and administrative-
         related parties                    24,060           --         24,060
     Loan serving fees                       9,632        3,021 (f)     12,653
     Amortization of organization costs      2,500           --          2,500
                                          --------    ---------       --------
         Total expenses                     65,936        3,021         68,957
                                          --------    ---------       --------

         Net income                       $346,082    $  61,181       $407,263
                                          ========    =========       ========

Allocation of Net Income:
     Shareholders                         $322,790    $  54,505       $377,295
     Manager                                 3,261          551          3,812
     Special distributions to Manager       20,031        6,125 (f)     26,156
                                          --------    ---------       --------

     Net income                           $346,082    $  61,181       $407,263
                                          ========    =========       ========

     Net income per weighted
       average share-shareholders         $   0.22    $    0.04       $   0.26
                                          ========    =========       ========


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                 UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
                              AS OF MARCH 31, 1997


                                                    Pro Forma        Pro Forma
                                      Historical   Adjustments         Total
                                      -----------  -----------      -----------
ASSETS:

Investment in First Mortgage Bonds-
  at fair value                       $16,168,786  $ 4,900,000 (a)  $21,195,702
                                                       126,916 (b)
Cash and cash equivalents                 842,388           --          842,388
Marketable securities                   8,950,000   (4,900,000)(a)    4,130,100
                                                        80,100 (g)
Deferred costs                            320,963     (126,916)(b)      194,047
Organization costs (net of accumulated
  amortization of $20,000)                 30,000           --           30,000
Accrued interest receivable               121,395           --          121,395
Other assets                               80,100      (80,100)(g)            0
                                      -----------  -----------      -----------
Total assets                          $26,513,632  $         0      $26,513,632
                                      ===========  ===========      ===========

LIABILITES AND SHAREHOLDERS' EQUITY

Liabilities:
     Due to affiliates                $   330,313  $        --      $   330,313
     Accounts payable                      25,901           --           25,901
                                      -----------  -----------      -----------

Total Liabilities                         356,214            0          356,214
                                      -----------  -----------      -----------

Shareholders' equity:
     Beneficial owner's equity-manager     (8,998)          --           (8,998)
     Beneficial owner's
       equity-shareholders
       (1,464,222 shares issued and
       outstanding)                    26,056,217           --       26,056,217
       Net unrealized gain on First
       Mortgage Bonds                     110,199           --          110,199
                                      -----------  -----------      -----------

     Total shareholders' equity        26,157,418            0       26,157,418
                                      -----------  -----------      -----------

     Total liabilities and
       shareholders' equity           $26,513,632  $         0      $26,513,632
                                      ===========  ===========      ===========


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       NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS
              FOR THE THREE MONTHS ENDED AND AS OF MARCH 31, 1997

     (a)  Represents the purchase of the Lexington Trails Bonds on 3/31/97.

     (b) Represents the reclass of loan origination costs associated with the Lexington Trails Bonds.

     (c) Represents amortization of loan origination costs associated with the Lexington Trails Bonds for the period 1/1/97 - 3/31/97.

     (d) Represents reduction of interest income resulting from the use of proceeds to purchase the Lexington Trails Bonds on 1/1/97.

     (e) Represents interest income on the Lexington Trails Bonds for the period 1/1/97 - 3/31/97.

     (f) Represents accrued loan servicing fees and accrued special distribution to Manager associated with the Lexington Trails Bonds for the period 1/1/97 - 3/31/97.

     (g)  Represents the repayment of a short term loan to the purchaser.



(c)  Exhibits
     --------

     10.1 Harris County Housing Finance Corporation Multifamily Revenue Bonds 1997 Series (Lexington Trails Apartments) in the principal amount of $4,900,000 dated May 1, 1997.

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         AMERICAN TAX-EXEMPT BOND TRUST
                                  (Registrant)



                                    By: RELATED AMI ASSOCIATES, INC., as Manager

July 18, 1997                           By: /s/ Stuart J. Boesky
                                            --------------------
                                            Stuart J. Boesky
                                            Director and Senior Vice President




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